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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 27, 2003


                           MARKLAND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


        000-28863                                        84-1331134
(Commission File Number)                   (IRS Employer Identification Number)


                                      #207
                                 54 DANBURY ROAD
                              RIDGEFIELD, CT 06877
                    (Address of principal executive offices)

                                 (203) 894-9700
              (Registrant's telephone number, including area code)


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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS


         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding Markland's ability to repay existing indebtedness, lack of continuing operations, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

The Registrant hereby amends Item 7 of its Current Report on Form 8-K filed on November 12, 2003:


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following items are attached as exhibits hereto:

(a) The financial statements of Science & Technology Research, Inc. are attached as Exhibit 99.1 and incorporated herein by this reference.

(b) The pro forma financial information required by this item for the transaction described is attached as Exhibit 99.2, an d incorporated herein by this reference.


EXHIBITS

         Exhibit 99.1 Financial Statements of Science and Technology, Research, Inc., and accountants' report

         Exhibit 99.2 Unaudited pro forma financial statements of Science and Technology Research, Inc. and unaudited pro forma condensed combined financial statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MARKLAND TECHNOLOGIES, INC.


                                             /s/ Ken Ducey, Jr.
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                                             Ken Ducey, Jr., CFO